================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       DECEMBER 17, 2004 (OCTOBER 4, 2004)

                    BEHRINGER HARVARD SHORT-TERM OPPORTUNITY
                                    FUND I LP
             (Exact Name of Registrant as Specified in Its Charter)

            TEXAS                   333-100125                 71-0897614
(State or other jurisdiction of    (Commission              (I.R.S. Employer
incorporation or organization)     File Number)            Identification No.)


                 15601 DALLAS PARKWAY, SUITE 600, ADDISON, TEXAS
                                      75001
                    (Address of principal executive offices)
                                   (Zip Code)

                          (866) 655-1620 (Registrant's
                     telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

     Pursuant to the requirements of the Securities and Exchange Act of 1934, Behringer Harvard Short-Term Opportunity Fund I LP (the "Partnership") hereby amends its Current Report on Form 8-K dated October 8, 2004 to provide the required financial statements relating to the acquisition by the Partnership of the Coit Property, located in Plano, Texas, a suburb of Dallas, Texas as described in such Current Report.

     After reasonable inquiry, the Partnership is not aware of any material factors relating to the Coit Property that would cause the reported financial information not to be necessarily indicative of future operating results.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
                                                                            Page
     (a)  Financial Statements of Businesses Acquired.

          Report of Independent Auditors......................................3

          Statement of Revenues and Certain Expenses for the year ended
            December31, 2003 and the nine month period ended September
            30, 2004..........................................................4

          Notes to the Statement of Revenues and Certain Expenses ............5


     (b)  Pro Forma Financial Information.

          Unaudited Pro Forma Consolidated Financial Information..............7

          Unaudited Pro Forma Consolidated Balance Sheet as of
            September 30, 2004................................................8

          Unaudited Pro Forma Consolidated Statement of Operations for
            the nine months ended September 30, 2004..........................9

          Unaudited Pro Forma Consolidated Statement of Operations for
            the year ended December 31, 2003.................................10

          Unaudited Notes to Pro Forma Consolidated Financial Statements.....11


     (c)  Exhibits.

          None

                         REPORT OF INDEPENDENT AUDITORS




To the Partners of Behringer Harvard
Short-Term Opportunity Fund I LP

We have audited the accompanying Statement of Revenues and Certain Expenses of the 1221 Coit Property (the "Coit Property") for the year ended December 31, 2003. This Statement of Revenues and Certain Expenses is the responsibility of the Company's management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Coit Property's revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Coit Property for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.



/s/ PricewaterhouseCoopers LLP

Dallas, Texas
December 13, 2004

1221 COIT
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003
AND THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

                                                                 NINE MONTHS
                                              YEAR ENDED            ENDED
                                             DECEMBER 31,    SEPTEMBER 30, 2004
                                                 2003            (UNAUDITED)
                                            --------------   ------------------

Revenues:
  Rental revenue                             $  1,582,354     $       1,175,079
  Other income                                    334,685               251,013
                                            --------------   ------------------

    Total revenues                              1,917,039             1,426,092
                                            --------------   ------------------

Expenses:
  Property taxes                                  334,685               251,013
                                            --------------   ------------------

    Total expenses                                334,685               251,013
                                            --------------   ------------------

Revenues in excess of certain expenses       $  1,582,354     $       1,175,079
                                            ==============   ==================


         The accompanying notes are an integral part of this statement.

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
             NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES

1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION
     On October 4, 2004, Behringer Harvard Short-Term Opportunity Fund I LP (the "Partnership") acquired a 90% interest in the joint venture ownership of a two-story office building containing approximately 105,030 rentable square feet (unaudited), located on approximately 12.3 acres of land (unaudited) (the "Coit Property") located in Plano, Texas.

     The Coit Property includes a single-tenant building, occupied by CompUSA, Inc., subject to a triple-net lease that expires in March 2013. The lease allows the tenant to terminate the lease in March 2008, prior to the scheduled maturity, for a fee of approximately $960,000.

     The accompanying statement has been prepared on the accrual basis of accounting. The statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K of the Partnership. The statement is not intended to be a complete presentation of the revenues and expenses of the Coit Property for the year ended December 31, 2003 and nine month period ended September 30, 2004, as certain expenses, primarily depreciation and amortization expense, interest expense, and other costs not directly related to the future operations of the Coit Property have been excluded.

     REVENUE RECOGNITION
     Tenant leases are accounted for as operating leases. Rental revenue is recognized on a straight-line basis over the terms of the respective leases. Reimbursement income consists of recovery of certain operating expenses. Recoveries of certain operating expenses are recognized as revenues in the period the applicable costs are incurred.

     ESTIMATES
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results may differ from those estimates.

2.   LEASES

     The minimum future cash rentals of the tenant lease based on the noncancelable operating lease held as of December 31, 2003 are as follows:

     2004                                                        $   1,556,545
     2005                                                            1,556,545
     2006                                                            1,556,545
     2007                                                            1,556,545
     2008                                                            1,634,530
     Thereafter                                                      7,057,229
                                                                ---------------
        Total                                                    $  14,917,939
                                                                ===============

3.   MAJOR TENANT

     100% of all rental revenue and other income, which consists of reimbursements for recoverable operating expenses, comes from the sole tenant, CompUSA, Inc.

4. STATEMENT OF REVENUES AND CERTAIN EXPENSES FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2004

     The statement for the nine-month period ended September 30, 2004 is unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for a full year for the operation of the Coit Property.

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

     On October 4, 2004, the Partnership acquired a 90% interest in the ownership of a two-story office building containing approximately 105,030 rentable square feet, located on approximately 12.3 acres of land in Plano, Texas, a suburb of Dallas, Texas (the "Coit Property") through its direct and indirect partnership interests in Behringer Harvard 1221 Coit LP (the "Coit Partnership"), with the remaining interest being held by an unrelated third party. The purchase price of the Coit Property was $11,337,050, including closing costs. The Coit Partnership used borrowings of $6,000,000 under a Loan Agreement (the "Loan Agreement") with Washington Mutual Bank, F.A. (the "Lender") to pay a portion of the purchase price and paid the remaining amount from cash on hand.

     Certain major decisions relating to the Coit Property require approval of the general partner and more than 60% of the limited partners. Accordingly, the Partnership has consolidated its interest in the Coit Partnership.

     In the opinion of management of the Partnership, all material adjustments necessary to reflect the effects of the above transaction have been made.

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2004

     The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the Partnership had acquired its 90% interest in the Coit Property as of September 30, 2004. This Pro Forma Consolidated Balance Sheet should be read in conjunction with the Pro Forma Consolidated Statement of Operations of the Partnership and the historical financial statements and notes thereto of the Partnership as filed on Form 10-Q for the nine months ended September 30, 2004. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Partnership completed the above transactions on September 30, 2004, nor does it purport to represent the future financial position of the Partnership.

                                                       SEPTEMBER 30, 2004
                                                           AS REPORTED        PRO FORMA             PRO FORMA
                                                              (a)            ADJUSTMENTS        SEPTEMBER 30, 2004
                                                      --------------------  -------------      -------------------
ASSETS
       REAL ESTATE
       Land                                            $        5,110,149    $ 3,500,000  (b)   $       8,610,149
       Buildings, net                                          12,890,999      2,927,738  (b)          15,818,737
       Real estate intangibles, net                             2,059,495      4,773,492  (b)           6,832,987
                                                      --------------------  -------------      -------------------
       TOTAL REAL ESTATE                                       20,060,643     11,201,230               31,261,873

       Cash and cash equivalents                               12,213,978     (4,712,874) (b)           8,406,928
                                                                               1,030,000  (c)
                                                                                (124,176) (d)
       Restricted cash                                          1,682,753        113,430  (b)           1,796,183

       Accounts receivable                                         79,025              -                   79,025
       Prepaid expenses and other assets                        1,402,487     (1,030,000) (c)             387,860
                                                                                  15,373  (b)
       Investment in joint ventures                             5,055,518              -                5,055,518
       Deferred financing fees, net of
         accumulated amortization of $32,824                      261,816        124,176  (d)             385,992
                                                      --------------------  -------------      -------------------
TOTAL ASSETS                                           $       40,756,220    $ 6,617,159        $      47,373,379
                                                      ====================  =============      ===================

LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES
       Mortgage notes payable                          $       10,550,000    $ 6,000,000  (b)   $      16,550,000
       Accounts payable                                             1,845              -                    1,845
       Payables to affiliates                                      29,589              -                   29,589
       Distributions payable                                       75,787              -                   75,787
       Accrued liabilities                                        867,047        117,159  (b)             984,206
       Subscriptions for limited partnership units              1,575,187              -                1,575,187
                                                      --------------------  -------------      -------------------
TOTAL LIABILITIES                                              13,099,455      6,117,159               19,216,614

MINORITY INTEREST IN REAL ESTATE                                        -        500,000  (e)             500,000

COMMITMENTS AND CONTINGENCIES

PARTNERS' CAPITAL
       Limited partners - 11,000,000 units authorized;
       3,294,040 units issued and outstanding                  27,656,289              -               27,656,289
       General partners                                               476              -                      476
                                                      --------------------  -------------      -------------------
TOTAL PARTNERS' CAPITAL                                        27,656,765              -               27,656,765
                                                      --------------------  -------------      -------------------
TOTAL LIABILITIES AND PARTNERS' CAPITAL                $       40,756,220    $ 6,617,159        $      47,373,379
                                                      ====================  =============      ===================

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

     The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Partnership had acquired the Coit Property as of January 1, 2003. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Partnership as filed on Form 10-Q for the quarter ended September 30, 2004. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Partnership completed the above transaction on January 1, 2003, nor does it purport to represent the future operations of the Partnership.


                                        NINE MONTHS ENDED  PRIOR ACQUISITION    STATEMENT OF
                                       SEPTEMBER 30, 2004      PRO FORMA        REVENUES AND                        PRO FORMA
                                           AS REPORTED        ADJUSTMENTS     CERTAIN EXPENSES    PRO FORMA     NINE MONTHS ENDED
                                               (a)                (b)               (c)          ADJUSTMENTS    SEPTEMBER 30, 2004
                                       ------------------  -----------------  ----------------  -------------   ------------------
REVENUE
   Rental revenue                       $      1,332,626    $       748,701    $    1,175,079    $  (239,909)(d) $      3,016,497
   Other income                                        -             82,622           251,013              -              333,635
                                       ------------------  -----------------  ----------------  -------------   ------------------
TOTAL REVENUES                                 1,332,626            831,323         1,426,092       (239,909)           3,350,132

EXPENSES
   Property operating expenses                   476,058            503,525                 -              -              979,583
   Ground rent                                   205,470             38,187                 -              -              243,657
   Real estate taxes                             167,632            108,087           251,013              -              526,732
   Property and asset management fees            105,073             66,225                 -         52,879 (e)          266,691
                                                                          -                           42,514 (f)
   General and administrative                    303,609             59,528                 -              -              363,137
   Interest expense                              311,770            155,733                 -        181,344 (g)          648,847
   Depreciation and amortization                 496,549            297,984                 -        870,814 (h)        1,665,347
                                       ------------------  -----------------  ----------------  -------------   ------------------
TOTAL EXPENSES                                 2,066,161          1,229,269           251,013      1,147,551            4,693,994

OTHER INCOME                                      70,341            (29,779)                -              -               40,562
                                       ------------------  -----------------  ----------------  -------------   ------------------

NET LOSS BEFORE EQUITY IN LOSSES
   OF JOINT VENTURES AND
   MINORITY INTEREST                            (663,194)          (427,725)        1,175,079     (1,387,460)          (1,303,300)

EQUITY IN LOSSES OF INVESTMENTS IN
   JOINT VENTURES                               (151,993)          (640,144)                -              -             (792,137)
MINORITY INTEREST                                      -                  -                 -         16,563 (i)           16,563
                                       ------------------  -----------------  ----------------  -------------   ------------------

NET INCOME (LOSS)                       $       (815,187)   $    (1,067,869)   $    1,175,079    $(1,370,897)    $     (2,078,874)
                                       ==================  =================  ================  =============   ==================

ALLOCATION OF NET LOSS:
Net loss allocated to general partners  $            (13)                                                        $            (33)
                                       ==================                                                       ==================
Net loss allocated to limited partners  $       (815,174)                                                        $     (2,078,841)
                                       ==================                                                       ==================

WEIGHTED AVERAGE NUMBER OF LIMITED
   PARTNERSHIP UNITS OUTSTANDING               1,807,592                                             843,450 (j)        2,651,042
                                       ==================                                       =============   ==================

NET LOSS PER LIMITED PARTNERSHIP UNIT   $          (0.45)                                                       $           (0.78)
                                       ==================                                                       ==================

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

     The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Partnership had acquired the Coit Property as of January 1, 2003. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Partnership as filed on Form 10-K for the year ended December 31, 2003. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Partnership completed the above transaction on January 1, 2003, nor does it purport to represent the future operations of the Partnership.

                                             YEAR ENDED     PRIOR ACQUISITION    STATEMENT OF
                                         DECEMBER 31, 2003      PRO FORMA        REVENUES AND                         PRO FORMA
                                            AS REPORTED        ADJUSTMENTS     CERTAIN EXPENSES    PRO FORMA          YEAR ENDED
                                                (a)                (b)               (c)          ADJUSTMENTS     DECEMBER 31, 2003
                                         -----------------  -----------------  ---------------- ---------------   -----------------
REVENUE
   Rental revenue                         $             -    $     2,811,688    $    1,582,354   $    (319,879)(d) $     4,074,163
   Recoverable expenses                                 -            116,857           334,685               -             451,542
                                         -----------------  -----------------  ---------------- ---------------   -----------------
TOTAL REVENUES                                          -          2,928,545         1,917,039        (319,879)          4,525,705

EXPENSES
   Property operating expenses                          -          1,208,516                 -               -           1,208,516
   Ground rent                                          -            305,496                 -               -             305,496
   Real estate taxes                                    -            379,462           334,685               -             714,147
   Property and asset management fees                   -            236,066                 -          71,206 (e)         363,957
                                                                                                        56,685 (f)
   General and administrative                     112,789            151,716                 -               -             264,505
   Interest expense                                     -            572,792                 -         241,792 (g)         814,584
   Depreciation and amortization                        -          1,021,232                 -       1,161,085 (h)       2,182,317
                                         -----------------  -----------------  ---------------- ---------------   -----------------
TOTAL EXPENSES                                    112,789          3,875,280           334,685       1,530,768           5,853,522

OTHER INCOME                                        3,608                  -                 -               -               3,608
                                         -----------------  -----------------  ---------------- ---------------   -----------------

NET INCOME (LOSS) BEFORE EQUITY IN
   LOSSES OF JOINT VENTURES AND
   MINORITY INTEREST                             (109,181)          (946,735)        1,582,354      (1,850,647)         (1,324,209)

EQUITY IN LOSSES OF INVESTMENTS IN
   JOINT VENTURES                                       -           (858,380)                -               -            (858,380)
MINORITY INTEREST                                       -                  -                 -          20,604 (i)          20,604
                                         -----------------  -----------------  ---------------- ---------------   -----------------

NET INCOME (LOSS)                         $      (109,181)   $    (1,805,115)   $    1,582,354   $  (1,830,043)    $    (2,161,985)
                                         =================  =================  ================ ===============   =================

ALLOCATION OF NET LOSS:
Net loss allocated to general partners    $           (12)                                                         $          (238)
                                         =================                                                        =================
Net loss allocated to limited partners    $      (109,169)                                                         $    (2,161,747)
                                         =================                                                        =================

WEIGHTED AVERAGE NUMBER OF LIMITED
   PARTNERSHIP UNITS OUTSTANDING                   92,143                                            2,390,783 (j)       2,482,926
                                         =================                                      ===============   =================

NET LOSS PER LIMITED PARTNERSHIP UNIT     $         (1.18)                                                         $         (0.87)
                                         =================                                                        =================

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
    UNAUDITED NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
a. Reflects the Partnership's historical balance sheet as of September 30, 2004.

b. Reflects the acquisition of the Coit Property by the Partnership for $11,337,050. The Partnership allocated its purchase price to the assets and liabilities below and estimated the remaining useful lives of its tangible assets as follows:

                  DESCRIPTION               ALLOCATION     ESTIMATED USEFUL LIFE
                  -----------               ----------     ---------------------

     Land                                  $  3,500,000            -
     Building                                 2,927,738         25 years
     Above/below market leases, net           1,119,575        3.5 years
     Tenant improvements, leasing
       commissions & legal fees               2,516,035        3.5 years
     In-place leases                          1,137,882        3.5 years
     Restricted cash                            113,430            -
     Prepaid interest                            15,373            -
     Deferred financing fees                    124,176            -
     Accrued liabilities                       (117,159)           -
                                           -------------
                                           $ 11,337,050
                                           =============

     The Partnership allocated the purchase price to the above tangible and identified intangible assets based on their fair values in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations" as follows:

     The fair value of the tangible assets acquired, consisting of land and buildings, is determined by valuing the property as if it were vacant, and the "as-if-vacant" value is then allocated to land and buildings. Land values are derived from appraisals, and building values are calculated as replacement cost less depreciation or management's estimates of the relative fair value of these assets using discounted cash flow analyses or similar methods. The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

     The Partnership determines the value of above-market and below-market in-place leases for acquired properties based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management's estimate of current market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable terms of the respective leases. The fair value of above-market and below-market leases are recorded by the Partnership as intangible assets and amortized as an adjustment to rental income over the remaining non-cancelable terms of the respective leases.

     The total value of identified real estate intangible assets acquired are further allocated to in-place lease values, in-place tenant improvements, in-place tenant leasing commissions and the tenant relationship based on management's evaluation of the specific characteristics of the tenant's lease and the Partnership's overall relationship with the tenant. The aggregate value for tenant improvements and leasing commissions are based on estimates of these costs incurred at inception of the acquired lease, amortized through the date of acquisition. The aggregate value of the in-place lease acquired and tenant relationship is determined by applying a fair value model. The estimates of fair value of the in-place lease includes an estimate of carrying costs during the expected lease-up periods for the space considering current market conditions. In estimating the carrying costs that would have otherwise been incurred had the lease not been in place, management includes such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up period based on current market conditions. The estimates of fair value of the tenant relationship also include costs to execute a similar lease including leasing commissions, legal and tenant improvements as well as an estimate of the likelihood of renewal as determined by management.

     The Partnership amortizes the value of the in-place lease and in-place tenant improvements to expense over the expected term of the lease. The value of tenant relationship intangibles is amortized to expense over the expected term, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should the tenant terminate its lease, the unamortized portion of the related lease intangibles would be charged to expense.

c.   Reflects the escrow deposits used in the purchase of the Coit Property.

d.   Reflects financing costs incurred in connection with obtaining the debt.

e.   Reflects the minority interest in the Coit Property.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

a. Reflects the historical operations of the Partnership for the nine months ended September 30, 2004.

b. Reflects the combined Pro Forma results for the Woodall, Quorum, Skillman and Central Properties.

c.   Reflects the historical revenues and certain expenses of the Coit Property.

d. Reflects the amortization of the above market lease value over the remaining non- cancelable term of the lease of approximately 42 months, assuming the tenant exercises its early termination option.

e. Reflects the property management fees associated with the current management of the Coit Property by HPT Management Services LP, an affiliate of the Partnership. HPT Management Services LP will receive 4.5% of annual gross revenues, as defined in the property management agreement.

f. Reflects asset management fees associated with the Coit Property. The asset is managed by HPT Management Services LP, an affiliate of the Partnership, for an annual asset management fee of 0.5% of the asset value.

g. Represents interest expense associated with the $6,000,000 of long-term debt obtained in connection with the purchase of the Coit Property and amortization of deferred financing costs. The long-term debt provides the ability to elect as the interest rate per annum (i) a fixed rate for the initial disbursement, (ii) to convert prime rate advances to a fixed rate portion; or (iii) to convert a matured fixed rate portion into a new fixed rate portion. A fixed rate has been obtained at 3.34% through April 2005. The entire principal balance is due and payable in full on October 4, 2007. However, an option is available to extend the maturity date for two successive periods of twelve months each, if certain conditions are met.

h. Reflects depreciation and amortization of the Coit Property using the straight-line method over the estimated useful lives as follows:

        Description                   Allocation    Estimated Useful Life
        -----------------------------------------------------------------
        Building                      $2,927,738          25 years
        Real estate intangibles(1)     4,773,492         3.50 years

     (1) Included in real estate intangibles is $1,119,575 of above market lease value, which is amortized to rental income. See Note d.

i.   Reflects the minority interest in the Coit Property.

j. Reflects the adjustment to historical weighted average number of limited partnership units outstanding to reflect the acceptance of units needed to provide for the cash purchase price of the Quorum, Woodall, Skillman, Central and Coit Properties. The adjustment is computed as follows:


     Cash needed to acquire the Woodall Property               $   7,114,625
     Cash needed to acquire the Quorum Property                    4,760,565
     Cash needed to acquire the Skillman Property                  3,702,105
     Cash needed to acquire the Central Property                   1,435,406
     Cash needed to acquire the Coit Property                      4,837,050
                                                               --------------
                                                                $ 21,849,751
                                                               ==============

     Net cash received from each limited partnership unit
       issued                                                   $       8.80 (1)
                                                               ==============

     Limited partnership units needed to purchase the
       Woodall,  Quorum, Skillman, Central, and Coit
       Properties                                                  2,482,926
     Plus weighted average of limited partnership units
       actually outstanding at September 30, 2004 in
       excess of 2,482,926                                           168,116
     Less historical weighted average of limited partnership
       units outstanding at September 30, 2004                    (1,807,592)
                                                               --------------
                                                                     843,450
                                                               ==============

     (1) Net cash received per share of limited partnership unit issued is computed as $10 gross proceeds per unit less $0.70 commissions per unit, $0.25 broker dealer fees per unit and $0.25 organization and offering costs per unit.


UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003

a. Reflects the historical operations of the Partnership for the year ended December 31, 2003.

b. Reflects the combined Pro Forma results for the Woodall, Quorum, Skillman and Central Properties, as reported on Form 8-K/A dated September 30, 2004.

c.   Reflects the historical revenues and certain expenses of the Coit Property.

d. Reflects the amortization of the above market lease value over the remaining non- cancelable term of the lease of approximately 42 months, assuming the tenant exercises its early termination option.

e. Reflects the property management fees associated with the current management of the Coit Property by HPT Management Services LP, an affiliate of the Partnership. HPT Management Services LP will receive 4.5% of annual gross revenues, as defined in the property management agreement.

f. Reflects asset management fees associated with the Coit Property. The asset is managed by HPT Management Services LP, an affiliate of the Partnership, for an annual asset management fee of 0.5% of the asset value.

g. Represents interest expense associated with the $6,000,000 of long-term debt obtained in connection with the purchase of the Coit Property and amortization of deferred financing costs. The long-term debt provides the ability to elect as the interest rate per annum (i) a fixed rate for the initial disbursement, (ii) to convert prime rate advances to a fixed rate portion; or (iii) to convert a matured fixed rate portion into a new fixed rate portion. A fixed rate has been obtained at 3.34% through April 2005. The entire principal balance is due and payable in full on October 4, 2007. However, an option is available to extend the maturity date for two successive periods of twelve months each, if certain conditions are met.

h. Reflects depreciation and amortization of the Coit Property using the straight-line method over the estimated useful lives as follows:


        Description                   Allocation    Estimated Useful Life
        -----------------------------------------------------------------
        Building                      $2,927,738          25 years
        Real estate intangibles(1)     4,773,492         3.50 years

     (1) Included in real estate intangibles is $1,119,575 of above market lease value, which is amortized to rental income. See Note d.

i.   Reflects the minority interest in the Coit Property.

j. Reflects the adjustment to historical weighted average number of limited partnership units outstanding to reflect the acceptance of units needed to provide for the cash purchase price of the Quorum, Woodall, Skillman, Central and Coit Properties. The adjustment is computed as follows:


     Cash needed to acquire the Woodall Property                $  7,114,625
     Cash needed to acquire the Quorum Property                    4,760,565
     Cash needed to acquire the Skillman Property                  3,702,105
     Cash needed to acquire the Central Property                   1,435,406
     Cash needed to acquire the Coit Property                      4,837,050
                                                               --------------
                                                                $ 21,849,751
                                                               ==============

     Net cash received from each limited partnership unit
       issued                                                   $       8.80 (1)
                                                               ==============

     Limited partnership units needed to purchase the
       Woodall, Quorum, Skillman, Central, and Coit Properties     2,482,926
     Less historical weighted average of limited partnership
       units outstanding at December 31, 2003                        (92,143)
                                                               --------------
                                                                   2,390,783
                                                               ==============

     (1)Net cash received per share of limited partnership unit issued is computed as $10 gross proceeds per unit less $0.70 commissions per unit, $0.25 broker dealer fees per unit and $0.25 organization and offering costs per unit.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP


                                     BY:   BEHRINGER HARVARD ADVISORS II LP
                                           CO-GENERAL PARTNER




     Dated: December 17, 2004        By:   /s/ Gary S. Bresky
                                           -------------------------------------
                                           Gary S. Bresky
                                           Chief Financial Officer and Treasurer